UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 21, 2007

SWS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-19483	75-2040825
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Certain Officers

On September 20, 2007, William D. Felder announced his resignation from the positions of President of SWS Group, Inc. and President and CEO of its principal broker/dealer subsidiary, Southwest Securities, Inc. Mr. Felder will serve as Chairman of the Board of Southwest Securities, Inc. SWS Group, Inc. issued a press release announcing the resignation. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01	Other Events

On September 21, 2007, SWS Group, Inc. announced the appointment of James H. Ross as President and Chief Executive Officer of its broker/dealer subsidiary, Southwest Securities, Inc. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01(c)	Exhibits.

Exhibit 99.1	Felder Resigns as President of SWS Group, Inc.

Exhibit 99.2	Ross Appointed President and CEO of Southwest Securities, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: September 21, 2007	By:	/s/ Kenneth R. Hanks
Kenneth R. Hanks
Executive Vice President, Chief Financial Officer and Treasurer

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